MPLX/MarkWest Combination Receives Further Cash Consideration
from Marathon Petroleum Corp.

•	Marathon Petroleum Corporation increases one-time cash payment to $6.20 per unit on a best and final basis

•	Total cash consideration of approximately $1.28 billion provides substantially enhanced value to MarkWest unitholders

•	Three of MarkWest’s top unitholders, representing more than 15 percent of voting units, have agreed to vote in favor of the transaction

•	MarkWest’s board and executive management affirm their support for the transaction and its revised terms

•	Proxy supplement and proxy cards being mailed to unitholders

•	Special unitholder meeting remains scheduled for Dec. 1, 2015

FINDLAY, Ohio, and DENVER, Nov. 17, 2015 - MPLX LP (NYSE: MPLX) and MarkWest Energy Partners, L.P. (NYSE: MWE) (MarkWest) today announced that, in connection with the anticipated combination of MPLX and MarkWest, Marathon Petroleum Corporation (NYSE: MPC) has agreed to further increase the amount of the one-time cash consideration payable to MarkWest common unitholders to $6.20 per unit, up from the cash consideration previously announced on Nov. 10, 2015, of approximately $5.21 per unit. This cash consideration represents a significant enhancement to the initial July 13, 2015, offer which was approximately $3.37 per unit. Under the revised terms of the merger agreement announced today, which represents the best and final offer, MarkWest common unitholders will receive approximately $1.28 billion in total cash consideration and 1.09 MPLX common units per MarkWest common unit, for a total consideration of approximately $51.74 per MarkWest common unit, based on the closing price of MPLX’s common units on Nov. 16, 2015.

Three of MarkWest’s largest unitholders, Kayne Anderson Capital Advisors, L.P., Tortoise Capital Advisors, L.L.C., and, as previously announced, The Energy & Minerals Group, which cumulatively represent more than 15 percent of MarkWest’s outstanding units entitled to vote, have all entered into voting agreements to vote in favor of the transaction. The merger is also recommended by each of the boards of directors of MPC, MPLX and MarkWest, and the executive management of both partnerships strongly support the transaction and its revised terms.

“We are pleased that three of MarkWest’s top unitholders have agreed to support the combination and vote in favor of this revised offer,” said Gary R. Heminger, MPLX chairman and chief executive officer. “We look forward to consummating this transaction and delivering on the significant opportunities of the combined partnership.”

“This transaction will create long-term strategic value for our unitholders and customers through a combination of enhanced growth opportunities and significant parental support from Marathon Petroleum Corporation. This increased cash consideration from MPC further enhances the overall value of the transaction and our board and executive team recommend that MarkWest unitholders vote in favor of the merger proposal,” said Frank M. Semple, MarkWest chairman, president and chief executive officer.

The proposed transaction will combine MarkWest, the second-largest processor of natural gas in the United States and largest processor and fractionator in the Marcellus and Utica shale plays, with MPLX, a rapidly growing crude oil and refined products logistics partnership sponsored by MPC. The combination will create one of the largest master limited partnerships (MLPs), which is expected to generate a mid-20 percent compound annual distribution growth rate through 2019.

The transaction is subject to approval by MarkWest unitholders and other customary closing conditions and, subject to the satisfaction of those conditions, is expected to close in December 2015. The date of the special meeting of MarkWest common unitholders is Dec. 1, 2015. MarkWest unitholders of record as of Oct. 5, 2015, will be entitled to vote on approval of the merger and the associated proposals.

MarkWest unitholders are urged to vote “FOR” the merger and related matters and submit their proxy as promptly as possible, either by telephone, via the internet or by marking, signing and dating the proxy card that was provided to unitholders along with the proxy statement and prospectus. If you abstain from voting, fail to cast your vote in person or by proxy or fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal.

MarkWest is mailing supplemental proxy materials to its unitholders.

Your vote is very important regardless of the number of MarkWest common units you own. The merger cannot be completed unless the holders of at least a majority of the outstanding MarkWest common units, voting together as a single class, vote for the proposal to approve the merger agreement and the transactions contemplated thereby at the special meeting of MarkWest common unitholders (the “Merger Proposal”). At the special meeting, MarkWest common unitholders will also vote on an advisory compensation proposal (the “Advisory Compensation Proposal”) and on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the merger agreement and transactions contemplated thereby at the time of the special meeting (the “Adjournment Proposal”).

If you have already voted and would like to revoke your proxy or change your vote, you may do so at any time before the special meeting of MarkWest common unitholders. If you are a MarkWest common unitholder of record, you may revoke your proxy and/or change your vote, or if you have not yet voted you may do so, at any time before 11:59 p.m. Eastern Time on Nov. 30, 2015 (the “Telephone/Internet Deadline”) or before the polls close at the MarkWest special meeting by (1) sending a written notice, which is received prior to the Telephone/Internet Deadline, to MarkWest at 1515 Arapahoe Street, Tower 1, Suite 1600, Denver, Colorado 80202, Attn: Corporate Secretary, that bears a date later than the date of the proxy and states that you revoke your proxy, (2) submitting a valid, later-date proxy by mail, telephone or Internet that is received prior to the Telephone/Internet Deadline or (3) attending the special meeting of MarkWest common unitholders and voting by ballot in person (your attendance at the MarkWest special meeting will not, by itself, revoke any proxy that you have previously given). If you hold your MarkWest common units in “street name,” you should follow the instructions of your broker, bank or other nominee regarding the revocation of proxies. If your broker allows you to submit a proxy via the Internet or by telephone, you may be able to change your vote by submitting a new proxy via the Internet or by telephone or by mail.
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About MPLX LP
MPLX is a fee-based, growth-oriented master limited partnership formed in 2012 by Marathon Petroleum Corporation to own, operate, develop and acquire pipelines and other midstream assets related to the transportation and storage of crude oil, refined products and other hydrocarbon-based products. Headquartered in Findlay, Ohio, MPLX’s assets consist of a 99.5 percent equity interest in a network of common carrier crude oil and products pipeline assets located in the Midwest and Gulf Coast regions of the United States and a 100 percent interest in a butane storage cavern located in West Virginia with approximately 1 million barrels of natural gas liquids storage capacity.

About MarkWest Energy Partners
MarkWest Energy Partners, L.P. is a master limited partnership that owns and operates midstream service businesses. MarkWest has a leading presence in many natural gas resource plays including the Marcellus Shale, Utica Shale, Huron/Berea Shale, Haynesville Shale, Woodford Shale and Granite Wash formation.

MPLX Investor Relations Contacts:
Geri Ewing (419) 421-2071
Teresa Homan (419) 421-2965

MPLX Media Contacts:
Chuck Rice (419) 421-2521
Jamal Kheiry (419) 421-3312

MarkWest Investor Relations and Media Contact:
Joshua Hallenbeck (866) 858-0482

This press release contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”), Marathon Petroleum Corporation (“MPC”), and MarkWest Energy Partners, L.P. (“MWE”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPLX, MPC, and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “objective,” “expect,” “forecast,” “guidance,” “imply,” “plan,” “project,” “potential,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. In addition to other factors described herein that could cause MPLX’s or MWE’s actual results to differ materially from those implied in these forward-looking statements, negative capital market conditions, including a persistence or increase of the current yield on common units, which is higher than historical yields, could adversely affect MPLX’s ability to meet its distribution growth guidance, particularly with respect to the later years of such guidance. Factors that could cause MPLX’s or MWE’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed merger of MPLX and MWE on anticipated terms and timetable; the ability to obtain approval of the transaction by the unitholders of MWE and satisfy other conditions to the closing of the transaction contemplated by the merger agreement; risk that the synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE or MPLX, as applicable; the adequacy of MPLX’s and MWE’s respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions, and the ability to successfully execute their business plans and implement their growth strategies; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; each company’s ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX’s capital budget; other risk factors inherent to MPLX or MWE’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the Securities and Exchange Commission (SEC); and the factors set forth under the heading “Risk Factors” in MWE’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the SEC. These risks, as well as other risks associated with MPLX, MWE and the proposed transaction, are also more fully discussed in the joint proxy statement and prospectus included in the registration statement on Form S-4 filed by MPLX and declared effective by the SEC on October 29, 2015, as supplemented. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: risks described above relating to the MPLX/MWE proposed merger; changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; other risk factors inherent to MPC’s industry; and the factors set forth under the heading "Risk Factors" in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K, in MPC’s Form 10-K, or in MWE’s Form 10-K and Form 10-Qs could also have material adverse effects on forward-looking statements. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Copies of MWE’s Form 10-K and Form 10-Qs are available on the SEC website, MWE’s website at http://investor.markwest.com or by contacting MWE’s Investor Relations office.

Additional Information and Where to Find It
In connection with the proposed acquisition, MWE and MPLX have filed relevant materials with the SEC, including MPLX’s registration statement on Form S-4 that includes a definitive joint proxy statement and a prospectus declared effective by the SEC on October 29, 2015 and a supplement to the proxy statement/prospectus to be filed on or about November 17, 2015. Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive joint proxy statement and prospectus, because they contain important information about the proposed transaction. Investors and security holders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from MPLX LP at its website, http://ir.mplx.com, or in writing at 200 E. Hardin Street, Findlay, Ohio 45840, Attention: Corporate Secretary, or for free from MWE by contacting Investor Relations by phone at 1-(866) 858-0482 or by email at investorrelations@markwest.com.

Participants in the Solicitation
MPLX and MWE and their respective directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of MWE common units with respect to the proposed transaction. Information about MPLX’s directors and executive officers is available in MPLX’s Annual Report on Form 10-K filed with the SEC on February 27, 2015 and MPLX’s current report on Form 8-K, as filed with the SEC on March 9, 2015. Information about MWE’s directors and executive officers is set forth in the proxy statement for MWE’s 2015 Annual Meeting of Common Unitholders, which was filed with the SEC on April 23, 2015 and MWE’s current reports on Form 8-K, as filed with the SEC on May 5, 2015, May 19, 2015 and June 8, 2015, and in the definitive joint proxy statement filed by MPLX, which was declared effective by the SEC on October 29, 2015, and the supplement to the proxy statement/prospectus to be filed on or about November 17, 2015. To the extent holdings of MWE securities have changed since the amounts contained in the definitive joint proxy statement filed by MPLX, which was declared effective by the SEC on October 29, 2015, and the supplement to the proxy statement/prospectus to be filed on or about November 17, 2015, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement and prospectus regarding the acquisition. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from MWE and MPLX using the contact information above.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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